Exhibit 10.1

EXECUTION VERSION

BEMIS COMPANY, INC.

Issuer

TO

U.S. BANK NATIONAL ASSOCIATION

Trustee

Supplemental Indenture

Dated as of June 13, 2019

SUPPLEMENTAL INDENTURE, dated as of June 13, 2019, between Bemis Company, Inc., a corporation organized under the laws of Missouri (the “Issuer”), and U.S. Bank National Association (formerly known as First Trust National Association), as Trustee hereunder (the “Trustee”).

RECITALS

The Issuer and the Trustee have previously executed and delivered that certain Indenture dated as of June 15, 1995 (the “Indenture”), pursuant to which the Issuer issued US$400,000,000 aggregate principal amount of its 6.800% senior notes due August 1, 2019, US$400,000,000 aggregate principal amount of its 4.500% senior notes due October 15, 2021 and US$300,000,000 aggregate principal amount of its 3.100% senior notes due September 15, 2026 (together, the “Securities”).

Section 902 of the Indenture provides that, subject to certain exceptions, the Issuer and the Trustee may amend or supplement the Indenture with the consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for the Securities).

Upon the terms and subject to the conditions set forth in the Offering Memorandum and Consent Solicitation Statement, dated as of May 8, 2019 (the “Offering Memorandum and Consent Solicitation Statement”), the Issuer has offered to exchange (the “Exchange Offers”) any and all outstanding Securities for: new 6.800% Guaranteed Senior Notes due August 1, 2019, 4.500% Guaranteed Senior Notes due October 15, 2021, and 3.100% Guaranteed Senior Notes due September 15, 2026, in each case, to be issued by the Issuer (together, the “New Notes”). Concurrently with the Exchange Offers, the Issuer has solicited consents (the “Consent Solicitations” and, together with the Exchange Offers, the “Exchange Offers and Consent Solicitations”) from certain Holders (“Eligible Holders”) of the applicable Securities to amend the Indenture in the manner described in the Offering Memorandum and Consent Solicitation Statement and as set forth herein (such amendments, the “Proposed Amendments”). Under the Exchange Offers and Consent Solicitations, an Eligible Holder of Securities may not deliver a Consent in the applicable Consent Solicitation, with respect to any Security, without tendering such Security for exchange in the corresponding Exchange Offer.

The Issuer has received consents to the Proposed Amendments from Holders of at least a majority in aggregate principal amount of the Securities currently outstanding.

The Offering Memorandum and Consent Solicitation Statement provides that while this Supplemental Indenture shall be effective upon execution and delivery thereof, it shall become operative only upon consummation of the Exchange Offers; pursuant to the terms of the Offering Memorandum and Consent Solicitation Statement, the Issuer’s obligation to accept for exchange, and to exchange the applicable principal amount of New Notes for, Securities validly tendered (and not validly withdrawn) in the applicable Exchange Offer is subject to the satisfaction or waiver of certain conditions, including the consummation of the Transaction (as defined in the Offering Memorandum and Consent Solicitation Statement).

The Issuer has requested that the Trustee join it in the execution of this Supplemental Indenture, and, in connection with that request, the Issuer has provided the Trustee with (i) the resolutions of the board of directors of the Issuer, authorizing the execution and delivery of this

Supplemental Indenture, (ii) evidence satisfactory to the Trustee of consents to the other Proposed Amendments from Holders of at least a majority in aggregate principal amount of the Securities currently outstanding, and (iii) an Officers’ Certificate and an Opinion of Counsel relating to this Supplemental Indenture as contemplated by the Indenture.

All things necessary to make this Supplemental Indenture a valid agreement of the Issuer and the Trustee and a valid amendment of the Indenture have been done.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, it is mutually covenanted and agreed, with binding effect on all parties hereto and all Holders of the Securities, as follows:

ARTICLE ONE

DEFINITIONS

Except as otherwise expressly provided in the preamble and recitals of this Supplemental Indenture or otherwise clearly required by the context hereof, all capitalized terms used and not defined in this Supplemental Indenture that are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

ARTICLE TWO

AMENDMENTS TO THE INDENTURE

Section 201.                             Amendments to Section 704 (Reports by Company).

Section 704 of the Indenture is hereby deleted in its entirety and replaced with the following: “Section 704   [Intentionally Omitted].” Accordingly, all other references in the Indenture to Section 704 shall cease to have effect.

Section 202.                             Amendments to Section 801 (Company May Consolidate Etc., Only on Certain Terms).

Section 801 of the Indenture is hereby deleted in its entirety and replaced with the following: “Section 801   [Intentionally Omitted].” Accordingly, all other references in the Indenture to Section 801 shall cease to have effect.

Section 203.                             Amendments to Section 802 (Successor Substituted).

Section 802 of the Indenture is hereby deleted in its entirety and replaced with the following: “Section 802   [Intentionally Omitted].” Accordingly, all other references in the Indenture to Section 802 shall cease to have effect.

Section 204.                             Amendments to Section 1004 (Existence).

Section 1004 of the Indenture is hereby deleted in its entirety and replaced with the following: “Section 1004   [Intentionally Omitted].” Accordingly, all other references in the Indenture to

Section 1004 shall cease to have effect.

Section 205.                             Amendments to Section 1005 (Maintenance of Properties).

Section 1005 of the Indenture is hereby deleted in its entirety and replaced with the following: “Section 1005   [Intentionally Omitted].” Accordingly, all other references in the Indenture to Section 1005 shall cease to have effect.

Section 206.                             Amendments to Section 1006 (Payment of Taxes and Other Claims).

Section 1006 of the Indenture is hereby deleted in its entirety and replaced with the following: “Section 1006   [Intentionally Omitted].” Accordingly, all other references in the Indenture to Section 1006 shall cease to have effect.

Section 207.                             Amendments to Section 1007 (Restriction on Secured Debt).

Section 1007 of the Indenture is hereby deleted in its entirety and replaced with the following: “Section 1007   [Intentionally Omitted].” Accordingly, all other references in the Indenture to Section 1007 shall cease to have effect.

Section 208.                             Amendments to Section 1008 (Restriction on Sale and Leaseback Transactions).

Section 1008 of the Indenture is hereby deleted in its entirety and replaced with the following: “Section 1008   [Intentionally Omitted].” Accordingly, all other references in the Indenture to Section 1008 shall cease to have effect.

Section 209.                             Amendments to Section 1009 (Defeasance of Certain Obligations).

Section 1009 of the Indenture is hereby deleted in its entirety and replaced with the following: “Section 1009   [Intentionally Omitted].” Accordingly, all other references in the Indenture to Section 1009 shall cease to have effect.

Section 210.          Amendments to clauses (4), (5), (6) and (7) of Section 501 (Events of Default).

Sections 501 (4), (5), (6) and (7) of the Indenture are hereby deleted in their entirety and replaced with the following: “(4)   [Intentionally Omitted];”, “(5)   [Intentionally Omitted];”, “(6)   [Intentionally Omitted];” and “(7)   [Intentionally Omitted];”. Accordingly, all other references in the Indenture to Sections 501(4), (5), (6) and (7) shall cease to have effect.

ARTICLE THREE

MISCELLANEOUS

Section 301.                             Effectiveness.

Notwithstanding that this Supplemental Indenture shall be effective upon the execution and delivery thereof by the parties hereto, this Supplemental Indenture shall become operative only upon the occurrence of all the following: (i) the Issuer’s acceptance for exchange of all the Securities validly tendered (and not validly withdrawn) in each Exchange Offer, (ii) the Issuer’s exchange of all of those accepted Securities for the principal amount of applicable New Notes required under the terms of the applicable Exchange Offer and (iii) the Issuer’s delivery of an Officers’ Certificate to the Trustee informing the Trustee of such acceptance and exchange.

Section 302.                             Ratification.

The Indenture, as amended by this Supplemental Indenture, is in all respects hereby ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 303.                             Successors.

All agreements of the Issuer and the Trustee in this Supplemental Indenture shall bind their respective successors.

Section 304.                             Severability.

In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 305.                             Severability.

This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

Section 306.                             Governing Law.

This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 307.                             Waiver of Jury Trial.

THE ISSUER AND THE TRUSTEE HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 308.                             The Trustee.

The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture. The recitals contained herein shall be taken as the statements of the Issuer and the Trustee assumes no responsibility for their correctness, except that the Trustee confirms receipt of the items stated in the recitals to have been provided to the Trustee by the Issuer in connection with the Issuer’s request that the Trustee join in the execution of this Supplemental Indenture.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed in New York, New York as of the day and year first above written.

Bemis Company, Inc.

By:	/s/ Andrew Cowper
Name: Andrew Cowper
Title: Director and Assistant Secretary

Signature Page to Supplemental Indenture

U.S. Bank National Association,

as Trustee, Registrar and Paying Agent

By:	/s/ Yvonne Siira
Name: Yvonne Siira
Title: Vice President

Signature Page to Supplemental Indenture